UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

 TRANS WORLD ENTERTAINMENT
CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into Material Definitive Agreement.

On March 5, 2014 Trans World Entertainment Corporation, Wells Fargo Bank, National Association and certain other parties to the Amended and Restated Credit Agreement, dated April 15, 2010, entered into a Consent pursuant to which the lender consented to the payment of a special cash dividend of $0.50 per common share. A copy of the Consent is filed as Exhibit 10.1 to this current report on Form 8-K.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 6, 2014, Trans World Entertainment Corporation issued a press release announcing its financial results for its fiscal fourth quarter ended February 1, 2014. A copy of Trans World Entertainment Corporation’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01.	REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 is the transcript for the earnings conference call of Trans World Entertainment Corporation held on March 6, 2014. The information in this Current Report on Form 8-K, including the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain information contained in this Current Report on Form 8-K, including information in Exhibit 99.2 hereto, is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning results of operations and Trans World Entertainment Corporation’s strategies. Trans World Entertainment Corporation cautions that there are factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Trans World Entertainment Corporation; accordingly, there can be no assurance that such suggested results will be realized. For a list of Trans World Entertainment Corporation’s risk factors, see the Company’s Annual Filing on Form 10-K with the Securities and Exchange Commission for the year ended February 2, 2013.

ITEM 8.01	Other Events.

On March 5, 2014, our board of directors declared a special cash dividend of $0.50 per common share, payable April 3, 2014, to shareholders of record at the close of business on March 20, 2014. A copy of our news release is filed as Exhibit 10.1 to this current report on Form 8-K.

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ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit
No.	Description

10.1	Consent dated March 5, 2014, pursuant to Amended and Restated Credit Agreement, dated as of April 15, 2010 by and between Trans World Entertainment Corporation, Wells Fargo Bank, National Association, and the other parties thereto.

99.1	Trans World Entertainment Corporation Press Release dated March 6, 2014.

99.2	Trans World Entertainment Corporation Transcript for Earnings Call held on March 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: March 6, 2014	/s/ John Anderson
John Anderson Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent dated March 5, 2014, pursuant to Amended and Restated Credit Agreement, dated as of April 15, 2010 by and between Trans World Entertainment Corporation and Wells Fargo Bank, National Association.

99.1	Trans World Entertainment Corporation Press Release dated March 6, 2014.

99.2	Trans World Entertainment Corporation Transcript for Earnings Call held on March 6, 2014.